SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: December 22, 2003
                        (Date of earliest event reported)


                            FORD MOTOR CREDIT COMPANY
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


       1-6368                                             38-1612444
(Commission File Number)                      (IRS Employer Identification No.)


                   One American Road, Dearborn, Michigan 48126
               (Address of principal executive offices) (Zip Code)



         Registrant's telephone number, including area code 313-322-3000

Item 5.  Other Events.
----------------------

     Ford Motor Company's Current Report on Form 8-K dated December 22, 2003, concerning new agreements with Visteon and an increase in their full-year 2003 earnings guidance, filed as Exhibit 99 to this Report, is incorporated by reference herein.




Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------


                                    EXHIBITS
                                    --------

Designation                Description                   Method of Filing
-----------                -----------                   ----------------

Exhibit 99                 Form 8-K dated
                           December 22, 2003 of
                           Ford Motor Company            Filed with this Report




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




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                            FORD MOTOR CREDIT COMPANY
                                            -------------------------
                                            (Registrant)


Date:  December 22, 2003             By: /s/ Susan J. Thomas
                                             -------------------
                                             Susan J. Thomas
                                             Secretary



                                  EXHIBIT INDEX
                                  -------------



Designation                Description
-----------                -----------

 Exhibit 99                Form 8-K dated
                           December 22, 2003 of
                           Ford Motor Company






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